UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 9, 2011

VALENCE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20028 (Commission File Number)	77-0214673 (IRS Employer Identification Number)

12201 Technology Boulevard, Suite 150
Austin, Texas  78727
(Address of principal executive offices)

(512) 527-2900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2011, Ross A. Goolsby, the Chief Financial Officer of Valence Technology, Inc. (the “Company”) announced his resignation, effective June 3, 2011.

Donald E. Gottschalk, Corporate Controller, will assume the day-to-day financial management responsibilities for the company during the interim between Mr. Goolsby’s departure and the appointment of his replacement.  Mr. Gottschalk is a Certified Public Accountant and has more than 25 years of accounting and financial experience.

Item 7.01.              Regulation FD Disclosure.

On May 11, 2011 the Company issued a press release titled “Valence Technology Announces Departure of Chief Financial Officer,” a copy of which is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.              Financial Statements and Exhibits.

(d)                                   Exhibits

Exhibit 99.1 Press Release, dated May 11, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2011	VALENCE TECHNOLOGY, INC.

	By:	/s/ Roger Williams
Roger Williams
Vice President, General Counsel and
Assistant Secretary

EXHIBIT INDEX

  Exhibit 99.1                                     Press Release, dated May 11, 2011.